ALGER GLOBAL FOCUS FUND

(the “Fund”)

Supplement dated January 31, 2024 to the Fund’s

Summary Prospectuses and Prospectuses, each dated March 1, 2023 as restated, amended and supplemented to date

It is anticipated that Alger Group Holdings, LLC (“Alger”), the parent company of Fred Alger Management, LLC, the Fund’s investment adviser (“Alger Management” or the “Manager”), will acquire Redwood Investments, LLC (“Redwood”) on January 31, 2024 (the “Transaction”). After the Transaction, Redwood will be a wholly-owned subsidiary of Alger and an affiliate of Alger Management. The Fund’s board of trustees (the “Board”) has approved, subject to the closing of the Transaction, Alger Management’s engagement of Redwood as sub-adviser to the Fund, effective on or about February 1, 2024 (the “Effective Date”). Redwood, subject to Alger Management’s and the Board’s supervision and approval, will provide investment management of the Fund’s assets.

The Fund’s investment objective will not change, and the Fund’s principal investment strategies and principal investment risks are not expected to change in any material respect, as of the Effective Date.

As of the Effective Date, the Management section of the Summary Prospectuses and Prospectuses is hereby deleted and replaced with the following:

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund

Fred Alger Management, LLC

Sub-Adviser
Redwood Investments, LLC*	Michael Mufson, CFA Founder, Chief Investment Officer and Managing Partner Since February 2024
Alexi Makkas, CFA Portfolio Manager and Analyst Since February 2024
Ezra Samet, CFA Portfolio Manager and Analyst Since February 2024

*	Redwood, an affiliate of the Manager, sub-advises the Fund subject to the Manager’s supervision and approval.

When a Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, the level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes are most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines; whether externally driven or internally developed by the Manager.

As of the Effective Date, the following is hereby added immediately below the Management and Organization—Manager section of the Prospectuses:

Sub-Adviser

Redwood Investments, LLC

One Gateway Center, Suite 802

Newton, MA 02458

The Manager has engaged Redwood, an affiliate of the Manager, to serve as Alger Global Focus Fund’s sub-adviser under a sub-investment advisory agreement between the Manager and the Sub-Adviser dated February 1, 2024. Redwood is a registered investment adviser formed in 2004. As of December 31, 2022, Redwood had approximately $1.8 billion in assets under management. The Manager pays a sub-advisory fee to the Sub-Adviser out of the management fee that the Manager receives from the Fund, at no additional charge to the Fund. Alger Management and Redwood are both wholly-owned subsidiaries of Alger Group Holdings, LLC.

As of the Effective Date, all references to Gregory Jones, CFA and Pragna Shere, CFA are hereby deleted from the Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund section of the Prospectuses and replaced with the following:

Fund	Portfolio Managers	Since
Alger Global Focus Fund	Michael Mufson, CFA	February 2024
	Alexi Makkas, CFA	February 2024
	Ezra Samet, CFA	February 2024

•

Mr. Mufson is Founder, Chief Investment Officer and Managing Partner of Redwood. He co-founded Redwood in 2004 and is responsible for the day-to-day management of the firm. Prior to Redwood, he was a managing director for small and large cap strategies at Putnam Investments and was a member of the executive committee. He began his career at Stein Roe & Farnham where he was a research analyst and portfolio manager.

•

Mr. Makkas joined Redwood in 2018 and is a Portfolio Manager and Analyst. Prior to Redwood, he was the lead portfolio manager for the Beacon Growth Equity team at Wells Fargo Asset Management and previously held roles as senior analyst with Alydar Capital and co-lead portfolio manager/analyst for the Small/Mid Cap team at State Street Global Advisors.

•	Mr. Samet joined Redwood in 2006 and is a Portfolio Manager and Analyst. Prior to Redwood, he was an associate at Rochester Management Corp., a commercial real estate firm.

Shareholders should retain this Supplement for future reference.

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